                                    PROFUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                        7900 WISCONSIN AVENUE, SUITE 300
                            BETHESDA, MARYLAND 20814

                       (888) 776-3637 RETAIL SHAREHOLDERS
                 (888) 776-5717 (FINANCIAL PROFESSIONALS ONLY)



  This statement of additional information describes the Bull ProFund, UltraBull ProFund, UltraOTC ProFund, UltraEurope ProFund, UltraSmall-Cap ProFund, UltraMid-Cap ProFund, UltraJapan ProFund, Bear ProFund, UltraBear ProFund, UltraShort OTC ProFund and Money Market ProFund (each, a "ProFund", and collectively, the "ProFunds"). Each ProFund offers two classes of shares:
Service Shares and Investor Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Sales are made without any sales charge at net asset value. Each non-money-market ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds may be created from time to time.

  The ProFunds include the Money Market ProFund. The Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. Unlike other mutual funds, the Money Market ProFund seeks to achieve its investment objective by investing all of its investable assets in the Cash Management Portfolio (the "Portfolio"), a separate investment company with an identical investment objective. The performance of the Money Market ProFund will correspond directly to the investment performance of the Portfolio.

  The ProFunds involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. None of the ProFunds alone constitutes a balanced investment plan. Each non-money market Profund is not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the ProFunds' investment objectives will be achieved.

  This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with ProFunds' Prospectus, dated May 1, 2000,
which incorporates this Statement of Additional Information by reference.   The
financial statements and related report of the independent accountants included in the ProFunds' annual report for the fiscal year ended December 31, 1999 are incorporated by reference into this Statement of Additional Information. A copy of the Prospectus or Annual Report is available, without charge, upon request to the address above or by telephoning at the telephone numbers above.

  The date of this Statement of Additional Information is May 1, 2000.

                      STATEMENT OF ADDITIONAL INFORMATION


                               TABLE OF CONTENTS



                                                   PAGE

ProFunds........................................    3
Investment Policies and Techniques..............    3
Investment Restrictions.........................   21
Portfolio Transactions and Brokerage............   27
Management of ProFunds..........................   30
Costs and Expenses..............................   39
Capitalization..................................   39
Taxation........................................   43
Performance Information.........................   48
Financial Statements............................   50
Appendix -- Description of Securities Ratings...   52


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                                    PROFUNDS


  ProFunds (the "Trust") is an open-end management investment company, and currently comprises thirty-nine separate series. Eleven of which are discussed herein. Other series may be added in the future. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Shares of any ProFund may be exchanged, without any charge, for shares of the same class of any other ProFund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the ProFund, certain minimum investment levels are maintained (see "Shareholders Services -- Exchanges" in the Prospectus).


                       INVESTMENT POLICIES AND TECHNIQUES

GENERAL

  Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. In addition, set forth below is further information relating to the ProFunds. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to the non-money market ProFunds by its investment adviser, ProFund Advisors LLC, a Maryland limited liability company with offices at 7900 Wisconsin Avenue, NW, Bethesda, Maryland (the "Advisor"). The Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio which has as its investment adviser, Bankers Trust Company ("Bankers Trust").

  The investment restrictions of the ProFunds specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees of the ProFunds without the approval of shareholders.

  A non-money market ProFund may consider changing its benchmark if, for example, the current benchmark becomes unavailable; the ProFund believe the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFunds may specify a benchmark for itself that is "leveraged" or proprietary. Of course, there can be no assurance that a ProFund will achieve its objective.

  Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments a non-money market ProFund makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a ProFund and the performance of its benchmark), certain factors will tend to cause a ProFund's investment results to vary from a perfect correlation to its benchmark. The ProFunds, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over the course of a year. See "Special Considerations."

  It is the policy of the non-money-market ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

  The investment strategies of the ProFunds discussed below, and as discussed in the Prospectus, may be used by a ProFund if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund. The ProFund is free to reduce or eliminate the ProFund's activity in any of those areas without changing the ProFund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund will result in the achievement of the ProFund's objectives.

THE BULL PROFUND AND ULTRABULL PROFUND

  The investment objective of the Bull ProFund is to provide investment returns that correspond to the performance of the S&P 500 Index. The investment objective of the UltraBull ProFund is to provide investment returns that correspond to 200% of the performance of the S&P 500 Index. These ProFunds seek to achieve this correlation on each trading day. Under their investment objectives, the UltraBull ProFund should produce greater gains to investors when the S&P 500 Index rises and greater losses when the S&P 500 Index declines over the corresponding gain or loss of the Bull ProFund.

  In attempting to achieve their objectives, the Bull ProFund and the UltraBull ProFund expect that a substantial portion of their respective assets usually will be devoted to employing certain specialized investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the ProFund pays or receives as the result of the transaction. These ProFunds may also invest in shares of individual securities which are expected to track the S&P 500 Index.

THE BEAR PROFUND AND ULTRABEAR PROFUND

  The Bear ProFund and the UltraBear ProFund are designed to allow investors to speculate on anticipated decreases in the S&P 500 Index or to hedge an existing portfolio of securities or mutual fund shares. The Bear ProFund's investment objective is to provide investment results that will inversely correlate to the performance of the S&P 500 Index. The UltraBear ProFund's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the S&P 500 Index. These ProFunds seek to achieve this inverse correlation on each trading day.

  If the Bear ProFund achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of the Bear ProFund would increase for that day in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of the shares of the Bear ProFund would decrease for that day in direct proportion to any increase in the level of the S&P 500 Index for that day. The net asset value of the UltraBear ProFund on the same days would increase or decrease approximately twice as much as the price change of the Bear ProFund.

  For example, if the S&P 500 Index were to decrease by 1% on a particular day, investors in the Bear ProFund should experience a gain in net asset value of approximately 1% for that day. The UltraBear ProFund should realize an increase of approximately 2% of its net asset value on the same day. Conversely, if the S&P 500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Bear ProFund and the UltraBear ProFund would experience a loss in net asset value of approximately 1% and 2%, respectively.

  Due to the nature of the Bear ProFund and the UltraBear ProFund, investors in these ProFunds could experience substantial losses during sustained periods of rising equity prices, with losses to investors in the UltraBear ProFund approximately twice as large as the losses to investors in the Bear ProFund. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market.

  In pursuing its investment objectives, the Bear ProFund and the UltraBear ProFund generally do not invest in traditional securities, such as common stock of operating companies. Rather, the Bear ProFund and the UltraBear ProFund employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

  Under these techniques, the Bear ProFund and the UltraBear ProFund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund terminates the position. These ProFunds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the ProFund pays or receives as the result of the transaction.

THE ULTRAOTC PROFUND AND THE ULTRASHORT OTC PROFUND

  The investment objective of the UltraOTC ProFund is to provide investment results that correspond to 200% of the performance of the NASDAQ 100 Index(TM).

  The UltraOTC ProFund does not intend to hold the 100 securities included in the NASDAQ 100 Index(TM). Instead, the UltraOTC ProFund intends to engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, the UltraOTC ProFund will invest, under normal conditions, at least 65% of its total assets in securities traded on the over-the-counter ("OTC") markets and instruments with values that are representative of such securities such as futures and option contracts in such securities or indices.

  The investment objective of the UltraShort OTC ProFund is to provide investment results that correspond each day to twice of the inverse (opposite) of the performance of the NASDAQ 100 Index(TM). It is the policy of the UltraShort OTC ProFund to pursue its investment objective of correlating with its benchmark regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

  The UltraShort OTC ProFund is designed to allow investors to seek to profit from anticipated decreases in the NASDAQ 100 Index(TM) or to hedge an existing portfolio of securities or mutual fund shares. The UltraShort OTC ProFund's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the NASDAQ 100 Index(TM). The UltraShort OTC ProFund seeks to achieve this inverse correlation on each trading day.

  If the ProFund achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of the UltraShort OTC ProFund would increase for that day proportional to twice any decrease in the level of the NASDAQ 100 Index(TM). Conversely, the net asset value of the shares of the UltraShort OTC ProFund would decrease for that day proportional to twice any increase in the level of the NASDAQ 100 Index(TM) for that day.

  For example, if the NASDAQ 100 Index(TM) were to decrease by 1% on a particular day, investors in the UltraShort OTC ProFund should experience a gain in net asset value of approximately 2% for that day. Conversely, if the NASDAQ 100 Index(TM) were to increase by 1% by the close of business on a particular trading day, investors in the UltraShort OTC ProFund would experience a loss in net asset value of approximately 2%.

  In pursuing its investment objective, the UltraShort OTC ProFund generally does not invest in traditional securities, such as common stock of operating companies. Rather, the UltraShort OTC ProFund employs certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

  Under these techniques, the UltraShort OTC ProFund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the UltraShort OTC ProFund terminates the position. The UltraShort OTC ProFund will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the UltraShort OTC ProFund pays or receives as the result of the transaction. Due to the nature of the UltraShort OTC ProFund, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market.

  Companies whose securities are traded on the OTC markets generally have smaller market capitalization or are newer companies than those listed on the NYSE or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

THE ULTRAEUROPE PROFUND

  The investment objective of the UltraEurope ProFund is to provide investment returns that correspond to 200% of the daily performance of the ProFunds Europe Index ("PEI"). Under its investment objective, the UltraEurope ProFund should produce greater gains to investors when the PEI rises and greater losses when the PEI declines over the corresponding gain or loss of the PEI itself.

  In attempting to achieve its objectives, the UltraEurope ProFund expect that a substantial portion of its assets usually will be devoted to employing certain specialized investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the UltraEurope ProFund pays or receives as the result of the transaction. The UltraEurope ProFund may also invest in shares of individual securities which are expected to track the PEI.

  Investing in foreign companies or financial instruments by the UltraEurope ProFund (directly or indirectly) may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack uniform accounting and disclosure standards. Because the UltraEurope ProFund will invest indirectly in foreign markets, it will be subject to the market, economic and political risks prevalent in these foreign markets.

  Changes in foreign exchange rates will affect the value of securities of financial instruments denominated or quoted in currencies other than the U.S. Dollar, and the ProFund will not engage in activities designed to hedge against foreign currency exchange rate fluctuations. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks, by currency controls or by political developments in the U.S. or abroad.

ULTRASMALL-CAP PROFUND

  The investment objective of the UltraSmall-Cap ProFund is to provide daily investment results that correspond to twice (200%) the performance of the Russell 2000(R) Index.

  The UltraSmall-Cap ProFund does not intend to hold the 2,000 securities included in the Russell 2000(R) Index. Instead, the UltraSmall-Cap ProFund intends to engage in transactions in equities, stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, the UltraSmall-Cap ProFund will invest, under normal conditions, at least 65% of its total assets in the securities comprising the Russell 2000(R) Index and instruments with values that are representative of such securities, such as futures and option contracts on such securities or such index.

  The Russell 2000(R) Index is a capitalization-weighted index of domestic equities traded on the NYSE, AMEX and NASDAQ Stock Market, Inc. ("NASDAQ"). The index represents the bottom 2,000 companies of the 3,000 U.S. stocks with the largest market capitalizations. As of June 30, 1999, the market capitalization of these 2,000 companies represented about 8% of the total market capitalization of the 3,000 companies. Companies whose stock comprises the Russell 2000(R) Index often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of smaller companies whose stock comprises the Russell 2000(R) Index are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization companies. Conversely, because many of these securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

ULTRAMID-CAP PROFUND

  The investment objective of the UltraMid-Cap ProFund is to provide daily investment results that correspond to twice (200%) the performance of the S&P MidCap 400 Index(R).

  The UltraMid-Cap ProFund does not intend to hold the 400 securities included in the S&P Mid-Cap 400 Index(R). Instead, the UltraMid-Cap ProFund intends to engage in transactions in equities, stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, the UltraMid-Cap ProFund will invest, under normal conditions, at least 65% of its total assets in the securities comprising the S&P Mid-Cap 400 Index(R) and instruments with values that are representative of such securities, such as futures and option contracts on such securities or such index.

  The S&P MidCap 400 Index(R) is a widely used measure of medium capitalized U.S. company stock performance. It consists of the common stocks of 400 major corporations selected for their size and the frequency and ease which their stocks trade. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy. The securities of medium capitalization companies, while typically not as volatile as the securities of small capitalization companies, may be more volatile than securities of larger or more well-known companies.

ULTRAJAPAN PROFUND

  The investment objective of the UltraJapan ProFund is to provide daily investment results that correspond to twice (200%) the performance of the Nikkei 225 Stock Average.

  The UltraJapan ProFund does not intend to hold the 225 securities included in the Nikkei 225 Stock Average. Instead, the UltraJapan ProFund intends to engage in transactions in equities, stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, the UltraJapan ProFund will invest, under normal conditions, at least 65% of its total assets in the securities comprising the Nikkei 225 Stock Average and instruments with values that are representative of such securities, such as futures and option contracts on such securities or such index.

  The Nikkei 225 Stock Average is a price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The index is computed and distributed by the Nihon Keizai Shimbun ("NKS")

  Investing in foreign companies or financial instruments by this ProFund may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack uniform accounting and disclosure standards. Because this ProFund will invest directly or indirectly, in foreign markets, it will be subject to certain of the market, economic and political risks prevalent in these foreign markets, and particularly the Japanese markets.

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

  Changes in foreign exchange rates will affect the value of securities of financial instruments denominated or quoted in currencies other than the U.S. Dollar, and this ProFund will not engage in activities designed to hedge against foreign currency exchange rate fluctuations. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks, by currency controls or by political developments in the U.S. or abroad.

  By investing in American Depository Receipts ("ADRs") under normal market conditions, the UltraJapan ProFund may reduce some of the risks of investing in foreign securities. ADRs are denominated in the U.S. Dollar, which reduces the risk of currency fluctuations during the settlement period for either purchases or sales. Further, the information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.

THE MONEY MARKET PROFUND

  The Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. The Money Market ProFund offers investors a convenient means of diversifying their holdings of short-term securities while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments, such as coordinating maturities and reinvestments, providing for safekeeping and maintaining detailed records. High quality, short-term instruments may result in a lower yield than instruments with a lower quality and/or a longer term.

  The Money Market ProFund seeks to achieve its investment objective by investing its assets in the Portfolio, which has the same investment objective as the Money Market ProFund and is managed by Bankers Trust, 130 Liberty St. (One Bankers Trust Plaza), New York, New York 10006. There can be no assurance that the investment objective of either the Money Market ProFund or the Portfolio will be achieved. The investment objectives of the Money Market ProFund and the Portfolio are fundamental policies and may not be changed without the approval of the Money Market ProFund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning MasterFeeder Fund Structure" herein.

  The Portfolio invests in money market instruments, including corporate debt obligations, U.S. government securities, bank obligations and repurchase agreements. See "Investment Policies and Techniques -- Cash Management Portfolio" for a discussion of the Portfolio's investment policies. The Portfolio follows practices which are designed to enable the Money Market ProFund to maintain a $1.00 share price: limiting dollar-weighted average maturity of the securities held by the Portfolio to 90 days or less; buying securities which have remaining maturities of 397 days or less; and buying only high quality securities with minimal credit risks. Of course, the Money Market ProFund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Portfolio invests in high quality money market securities, you should be aware that your investment is not without risk. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

FUTURES CONTRACTS AND RELATED OPTIONS

  The ProFunds (other than the Money Market ProFund) may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulation requirements. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

  Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. The ProFunds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

  When a ProFund purchases or sells a stock index futures contract, or sells an option thereon, the ProFund "covers" its position. To cover its position, a ProFund may enter into an offsetting position or maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

  The non-money market ProFunds may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which each of these ProFunds would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a ProFund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the ProFund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

  The ProFunds will cover their positions when they write a futures contract or option on a futures contract. A ProFund may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will maintain in a segregated account cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

  A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

  Although the ProFunds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

  The ProFunds (other than the Money Market ProFund) may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxation" herein.

  A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

  Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a ProFund will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the ProFund's custodian bank liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

  The non-money market ProFunds may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the ProFund's investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

  Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

  The non-money market ProFunds may buy and write (sell) options on securities for the purpose of realizing their respective ProFund's investment objective. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will have and maintain on deposit with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

  If a ProFund that writes an option wishes to terminate the ProFund's obligation, the ProFund may effect a "closing purchase transaction." The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option which the ProFund has written lapses unexercised, because the ProFund would retain the premium.

  Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

  The Bear ProFund, the UltraBear ProFund and the UltraShort OTC ProFund may engage in short sales transactions under which the ProFund sells a security it does not own. To complete such a transaction, the ProFund must borrow the security to make delivery to the buyer. The ProFund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the ProFund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

  Until the ProFund closes its short position or replaces the borrowed security, the ProFund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

SWAP AGREEMENTS

  The ProFunds (other than the Money Market ProFund) may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Most swap agreements entered into by the ProFunds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a ProFund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

  A ProFund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a ProFund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ProFunds' illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

  Each non-money market ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund on the notional amount.

  Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a ProFund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the ProFunds and their Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund's borrowing restrictions.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the ProFunds' transactions in swap agreements.

  The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

AMERICAN DEPOSITORY RECEIPTS

  For many foreign securities, U.S. Dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the UltraJapan ProFund can avoid currency risks during the settlement period for either purchase or sales.

  In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

  The UltraJapan ProFund may invest in both sponsored and unsponsored ADRs. Unsponsored ADRs programs are organized independently and without the cooperation of the issuer of the underlying securities. As result, available information concerning the issuers may not be as current for sponsored ADRs, and the prices of unsponsored depository receipts may be more volatile than if such instruments were sponsored by the issuer.

U.S. GOVERNMENT SECURITIES

  Each non-money market ProFund and the Portfolio also may invest in U.S. government securities in pursuit of their investment objectives, as "cover" for the investment techniques these ProFunds employ, or for liquidity purposes.

  Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund's portfolio investments in these securities.

  U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives),the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

REPURCHASE AGREEMENTS

  Each of the ProFunds may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor and, in the case of the Money Market ProFund, Bankers Trust. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the ProFund, amounts to more than 15% (10% with respect to the Money Market ProFund) of the ProFund's total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor and, in the case of the Money Market ProFund, Bankers Trust, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

  To seek its investment objective as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund may temporarily invest all or part of the ProFund's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

REVERSE REPURCHASE AGREEMENTS

  The non-money market ProFunds and the Portfolio may use reverse repurchase agreements as part of that ProFund's investment strategy. Reverse repurchase agreements involve sales by a ProFund/Portfolio of portfolio assets concurrently with an agreement by the ProFund/Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund/Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund/Portfolio will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund/Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund/Portfolios intend to use the reverse repurchase technique only when it will be to the ProFund/Portfolio's advantage to do so and the Money Market ProFund will not invest more than 5% of its total assets in reverse repurchase agreements. The ProFund/Portfolios will establish a segregated account with their custodian bank in which the ProFund/Portfolio will maintain cash or liquid instruments equal in value to the ProFund/Portfolio's obligations in respect of reverse repurchase agreements.

BORROWING

  The ProFunds (other than the Portfolio except to the degree the Portfolio may borrow for temporary or emergency purposes) may borrow money for cash management purposes or investment purposes. Each of the non-money market ProFunds may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the ProFunds. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund will increase more when the ProFund's portfolio assets increase in value and decrease more when the ProFund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

  As required by the 1940 Act, a ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund's assets should fail to meet this 300% coverage test, the ProFund, within three days (not including Sundays and holidays), will reduce the amount of the ProFund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. In addition to the foregoing, the ProFunds are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

  Subject to the investment restrictions set forth below, each of the ProFunds and the Portfolio may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund/Portfolio and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund/Portfolio any income accruing thereon, and the ProFund/Portfolio may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund/Portfolio will not lend more than 33 1/3 of the value of the ProFund's total assets, except that the Portfolio will not lend more than 20% of the value of its total assets. Loans would be subject to termination by the lending ProFund/Portfolio on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund/Portfolio and that ProFund's/Portfolio's shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A lending ProFund/Portfolio may pay reasonable finders, borrowers, administrative, and custodial Trustees in connection with a loan. With respect to the Portfolio, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

  Each non-money market ProFund (and to the extent allowable by its investment policies, the Money Market ProFund), from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund's net asset value. Each non-money market ProFund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

  The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will identify, as part of a segregated account, cash or liquid securities in an amount at least equal to the when-issued or delayed-delivery commitment.

  The Trust will also establish a segregated account with the Trust's custodian bank in which the ProFunds will maintain liquid instruments equal to or greater in value than the ProFund's purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund's net asset value or income will be adversely affected by the ProFund's purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

  The ProFunds and the Portfolio may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund / Portfolio invests in, and, thus, is a shareholder of, another investment company, the ProFund / Portfolio's shareholders will indirectly bear the ProFund / Portfolio's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund's own investment adviser and the other expenses that the ProFund / Portfolio bears directly in connection with the ProFund's / Portfolio own operations. The Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC.

ILLIQUID SECURITIES

  While none of the ProFunds anticipates doing so, each of the ProFunds and the Portfolio may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% (10% with respect to the Portfolio) of the ProFund's/Portfolio's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"),illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund/Portfolio may not be able to sell illiquid securities when the Advisor or Bankers Trust considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

  At the time of investment, the Portfolio's aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the Portfolio's net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio.

  Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. Trustees of

ProFunds have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund to the Advisor or, in the case of the Portfolio, to Bankers Trust. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund's liquidity.

PORTFOLIO QUALITY AND MATURITY (MONEY MARKET PROFUND AND THE PORTFOLIO)

  The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations ("NRSRO") (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by Bankers Trust, under the supervision of the Portfolio's Board of Trustees, to be of comparable quality. Currently, there are five rating agencies which have been designated by the Securities and Exchange Commission (the "SEC") as an NRSRO. These organizations and their highest short-term rating category (which may also be modified by a "+") are : Duff and Phelps Credit Rating Co., D-1; Fitch IBCA, Inc., F1; Moody's Investors Service Inc. ("Moody's"), Prime-1; Standard & Poor's, A-1; and Thomson BankWatch, Inc., T-1. A description of such ratings is provided in the Appendix. Bankers Trust, acting under the supervision of and procedures adopted by the Board of Trustees of each Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. Bankers Trust will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (MONEY MARKET PROFUND AND THE PORTFOLIO)

  The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign institutions, including banks which are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers' acceptances, time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If Bankers Trust, acting under the supervision of the Portfolio's Board of Trustees, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. Under normal market conditions, the Portfolio will invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio's concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in the Appendix.

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

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS AND CREDIT ENHANCEMENT (MONEY MARKET PROFUND AND THE PORTFOLIO)

  COMMERCIAL PAPER. The Portfolio may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper when purchased by the Portfolio must be rated the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates the obligation) or if not rated, must be believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks.

  Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

  OTHER DEBT OBLIGATIONS. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by Bankers Trust, acting under the supervision of the Board of Trustees, to be of comparable quality and are rated in the top three highest long-term categories by the NRSROs rating such security.

  CREDIT ENHANCEMENT. Certain of the Portfolio's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Money Market ProFund's share price. The Portfolio may have more than 25% of its total assets invested in securities credit-enhanced by banks.

  ASSET-BACKED SECURITIES. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

PORTFOLIO TURNOVER

  The nature of the ProFunds will cause the ProFunds to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds. In addition, a ProFund's portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. Because each ProFund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the ProFund's investors, it is difficult to estimate what the ProFund's actual turnover rate will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the non-money market ProFunds invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year.

SPECIAL CONSIDERATIONS

  To the extent discussed above and in the prospectus, the ProFunds present certain risks, some of which are further described below.

  TRACKING ERROR. While the non-money market ProFunds do not expect that their returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are: (1) ProFund expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the ProFunds; (2) less than all of the securities in the benchmark being held by a ProFund and securities not included in the benchmark being held by a ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market;
(4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) ProFund share prices being rounded to the nearest cent;
(7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a ProFund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements, and (9) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

  LEVERAGE. Each UltraProFund intend to regularly use leveraged investment techniques in pursuing their investment objectives. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFunds' shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund's total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss of approximately twice the amount they would have incurred had these ProFunds not been leveraged.

  NON-DIVERSIFIED STATUS. Each non-money market ProFund is a "non-diversified" series. A non-money market ProFund is considered "non-diversified" because a relatively high percentage of the ProFund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund's classification as a "non-diversified" investment company means that the proportion of the ProFund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

  Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Money Market ProFund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Money Market ProFund or subject to comparable variations in sales loads and other operating expenses. Therefore, investors in the Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.

  The ProFunds' Board of Trustees believes that the Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of the Money Market ProFund will be less than if the Money Market ProFund invested directly in the securities held by the Portfolio.

  Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever the ProFunds are requested to vote on matters pertaining to the Portfolio, the ProFunds will hold a meeting of shareholders of the Money Market ProFund and will cast all of its votes in the same proportion as the votes of the Money Market ProFund's shareholders. Money Market ProFund shareholders who do not vote will not affect the ProFunds votes at the Portfolio meeting. The percentage of the Trust's votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the ProFunds in the same proportion as the Money Market ProFund shareholders who do, in fact, vote.

  Certain changes in the Portfolio's investment objective, policies or restrictions may require the Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

  The Money Market ProFund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the ProFunds determines that it is in the best interests of the shareholders of the Money Market ProFund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Money Market ProFund in another pooled investment entity having the same investment objective as the Money Market ProFund or the retaining of an investment adviser to manage the Money Market ProFund's assets in accordance with the investment policies described above with respect to the Portfolio.

                            INVESTMENT RESTRICTIONS

  The ProFunds and the Portfolio have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the ProFund or the Portfolio, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

  A non-money market ProFund may not:

     1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

     2.   Make investments for the purpose of exercising control or management.

     3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

     5. Issue senior securities to the extent such issuance would violate applicable law.

     6. Borrow money, except that the ProFund (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     7. Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

     8. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

  THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS AND NON-FUNDAMENTAL INVESTMENT OPERATING POLICIES HAVE BEEN ADOPTED BY THE TRUST, WITH RESPECT TO THE MONEY MARKET PROFUND, AND BY THE PORTFOLIO. UNLESS AN INVESTMENT INSTRUMENT OR TECHNIQUE IS DESCRIBED IN THE PROSPECTUS OR ELSEWHERE HEREIN, THE MONEY MARKET PROFUND AND THE PORTFOLIO MAY NOT INVEST IN THAT INVESTMENT INSTRUMENT OR ENGAGE IN THAT INVESTMENT TECHNIQUE.

  The investment restrictions below have been adopted by the Trust with respect to the Money Market ProFund and by the Portfolio as fundamental policies (as defined above). Whenever the Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the Money Market ProFund shareholders and will cast its votes as instructed by the shareholders. The Money Market ProFund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of

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

the Trust's votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

  Under investment policies adopted by the Money Market ProFund and by the Portfolio, each of the Money Market ProFund and Portfolio may not:

     1. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the value of the ProFund's or the Portfolio's total assets (including the amount borrowed), as the case may be, calculated in each case at market.

     2. Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

     3. Invest more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, in any one issuer (other than U.S. government obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that (i) up to 25% of the assets of the ProFund and the Portfolio may be invested without regard to this restriction; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

     4. Invest more than 25% of the total assets of the ProFund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that: (i) this limitation shall not apply to the purchase of U.S. government obligations; (ii) under normal market conditions more than 25% of the total assets of the Money Market ProFund and the Portfolio will be invested in obligations of U.S. and foreign banks and other financial institutions Banks provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

     5. Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     6. Underwrite the securities issued by others (except to the extent the ProFund or Portfolio may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities, provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

     7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the ProFund or the Portfolio from investing in obligations secured by real estate or interests therein.

     8. Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, with respect to the ProFund and the Portfolio, the lending of portfolio securities.

     9. Invest more than an aggregate of 10% of the net assets of the ProFund or the Portfolio's, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other "illiquid" securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the

          ProFund's assets in an open-end management investment company with substantially the same investment objective as the ProFund.

     10. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

     11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFunds' assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

     12. Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a reverse repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

     13. Purchase or retain the securities of any issuer if any of the officers or trustees of the ProFund or the Portfolio or Bankers Trust owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

     14. Invest in warrants, except that the ProFund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the ProFund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the ProFund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the ProFund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

  ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, the Portfolio (or, as applicable, the Trust, on behalf of the Money Market ProFund) will not as a matter of operating policy (except that no operating policy shall prevent the ProFund from investing all of its assets in an open-end investment company with substantially the same investment objective):

     (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (ProFund's) total assets (taken at market), except that the Portfolio (ProFund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

     (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (ProFund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

     (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

     (v)    invest for the purpose of exercising control or management;

     (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (ProFund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (ProFund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers;
            (b) more than 5% of the Portfolio's (ProFund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (ProFund); and, provided further, that the Portfolio shall not invest in any other open-end investment company unless the Portfolio (ProFund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, each Portfolio will not invest in another open-end registered investment company);

     (vii) invest more than 15% of the Portfolio's (ProFund's) total net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations; (iii) is rated one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (ProFund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

     (viii) with respect to 75% of the Portfolio's total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (ProFund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (ix) if the Portfolio is a "diversified" ProFund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer*;

     (x) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (ProFund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (ProFund) has no current intention to engage in short selling).

  *With respect to (ix) as an operating policy, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer except for U.S. government obligations and repurchase agreements, which may be purchased without limitation.

  The Money Market ProFund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Portfolio, or any other registered investment company investing in the Portfolio, is registered.

DETERMINATION OF NET ASSET VALUE

  The net asset values of the shares of the ProFunds (except the UltraEurope ProFund) are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE and the Chicago Mercantile Exchange ("CME") are open for business (in the case of the Money Market ProFund, net asset value is determined as of the close of business on each day the NYSE is open for business.)

  The net asset values of the shares of the UltraEurope ProFund are determined as of the latest close of trading on three exchanges tracked by the PEI (ordinarily 11:30 a.m. Eastern Time) on each day the NYSE, London Stock Exchange, Frankfurt Stock Exchange and Paris Stock Exchange are open for business (see prospectus for applicable holiday closings).

  To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund's principal trading market(s) is closed, the ProFund's net asset value may be affected on days when investors do not have access to the ProFund to purchase or redeem shares.

  The net asset value of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The net asset value per share of each class of a ProFund is calculated by dividing the market value of the ProFund's assets attributed to a specific class (in the case of the Money Market ProFund, the value of its investment in the Portfolio), less all liabilities attributed to the specific class, by the number of outstanding shares of the class. If market quotations are not readily available, a security will be valued at fair value by the Trustees of ProFunds or by the Advisor using methods established or ratified by the Trustees of ProFunds. The Money Market ProFund's net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

  The Portfolio will utilize the amortized cost method in valuing its portfolio securities. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Money Market ProFund's net asset value. The Board of Trustees of the Portfolio will monitor the valuation of assets of this method and will make such changes as it deems necessary to assure that the assets of the Portfolio are valued fairly in good faith.

  The securities in the portfolio of a non-money market ProFund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the OTC markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

  Except for the UltraEurope ProFund, futures contracts are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by a ProFund are valued at their last sale price prior to the valuation time or at fair value. In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt or at fair value.

  In the event a trading halt closes a futures exchange for a given day and that closure occurs prior to the close of the NYSE on that day, futures contracts will be valued on the basis of settlement prices on the futures exchange or fair value.

  For the UltraEurope ProFund, futures contracts are valued at their last transaction prices for the respective futures contracts that occur immediately prior to the close of the underlying stock exchange.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

NON-MONEY MARKET PROFUNDS

  Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

  The policy of each ProFund regarding purchases and sales of securities for a ProFund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

  Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

  In seeking to implement a ProFund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

  The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

MONEY MARKET PROFUND AND THE PORTFOLIO

  Decisions to buy and sell securities and other financial instruments for the Money Market ProFund and the Portfolio are made by Bankers Trust, which also is responsible for placing these transactions, subject to the overall review of the Portfolio's Board of Trustees. Although investment requirements for the Portfolio are reviewed independently from those of the other accounts managed by Bankers Trust (the "Other Portfolios"), investments of the type the Portfolio may make may also be made by these Other Portfolios. When the Portfolio and one or more Other Portfolios or accounts managed by Bankers Trust are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Bankers Trust to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

  Purchases and sales of securities on behalf of the Portfolio usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. government obligations may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

  OTC purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and principal transactions are not entered into with persons affiliated with the Portfolios except pursuant to exemptive rules or orders adopted by the Commission. Under rules adopted by the Commission, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

  In selecting brokers or dealers to execute portfolio transactions on behalf of the Portfolio, Bankers Trust seeks the best overall terms available. In assessing the best overall terms available for any transaction, Bankers Trust will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Bankers Trust is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available to consider the brokerage, but not research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio involved, the other Portfolios and/or other accounts over which Bankers Trust or its affiliates exercise investment discretion. Bankers Trust's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage services.

  The valuation of the Portfolio's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

  The Portfolio's use of the amortized cost method of valuing its securities is permitted by a rule adopted by the Commission. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

  Pursuant to the rule, the Board of Trustees of the Portfolio also has established procedures designed to allow investors in the Portfolio, such as the Money Market ProFund, to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio's holdings by the Portfolio's Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

  The rule also provides that the extent of any deviation between the value of the Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio's assets by using available market quotations.

  Each investor in the Portfolio, including the Money Market ProFund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its Net Asset Value ("NAV"). At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of the following business day.

  For the fiscal years ended December 31, 1998 and 1999, each non-money ProFund paid brokerage commissions in the following amounts:

                             BROKERAGE COMMISSIONS
                                   FYE 12/31

                                   1998                      1999
                                   ----                      ----
Bull ProFund                    $  4,605                 $  103,401
UltraBull ProFund                 70,575                    273,433
Bear ProFund                       3,005                     14,180
UltraBear ProFund                 50,160                    112,090
UltraOTC ProFund                 726,475                  1,762,180
UltraShort OTC ProFund            44,560                    170,455
UltraEurope ProFund                   --                     21,312

  The UltraEurope ProFund had not commenced operations as of December 31, 1998. The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operations as of December 31, 1999.

                            MANAGEMENT OF PROFUNDS

  The Board of Trustees is responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of Trust's officers. The names and addresses (and ages) of the Trustees of the Trust and the Portfolio, the officers of the Trust and the Portfolio, and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust; Trustee expenses for interested Trustees will be paid the Advisor.

TRUSTEES AND OFFICERS OF PROFUNDS

  MICHAEL L. SAPIR* (birthdate: May 19, 1958): Currently: Trustee and Chairman and Chief Executive Officer of the Trust; Chairman and Chief Executive Officer, the Advisor. Formerly: Principal, Law Offices of Michael L. Sapir; Senior Vice President and General Counsel, Padco Advisors, Inc.; Partner, Jorden Burt Berenson & Klingensmith. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.


  LOUIS M. MAYBERG* (birthdate: August 9, 1962): Currently: Trustee and Secretary of the Trust; President, the Advisor. Formerly: Potomac Securities, Inc., President; National Capital Companies, LLC, Managing Director. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.


  MICHAEL C. WACHS (birthdate: October 21, 1961): Currently: Trustee of the Trust; Vice President, Delancy Investment Group, Inc. Formerly: First Union National Bank, Vice President/Senior Underwriter; First Union Capital Markets Corp., Vice President; Vice President/Senior Credit Officer; Vice President/Team Leader. His address is 1528 Powder Mill Lane, Wynnewood, Pennsylvania 19096.


  RUSSELL S. REYNOLDS, III (birthdate: July 21, 1957): Currently: Trustee of the Trust; Directorship, Inc., Managing Director, Chief Financial Officer and Secretary; Formerly: Quadcom Services, Inc., President. His address is 7 Stag Lane, Greenwich, Connecticut 06831.


  GARY R. TENKMAN: (birthdate: September 16, 1970): Currently: Treasurer of the Trust; BISYS Fund Services, Vice President, Financial Services; Formerly: Ernst & Young LLP, Audit Manager, Investment Management Services Group. His address is 3435 Stelzer Road, Columbus, Ohio 43219.

  *This Trustee is deemed to be an "interested person" within the meaning of
Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

  No director, officer or employee of BISYS or any of its affiliates will receive any compensation from the Trust or Portfolio for serving as an officer or Trustee of the Trust or the Portfolio.

                      PROFUNDS TRUSTEE COMPENSATION TABLE

  The following table reflects actual fees paid by the Trust, with respect to all series of the Trust, to the Trustees for the year ended December 31, 1999.

NAME OF
PERSON: POSITION                                                  COMPENSATION
----------------                                                  ------------

Michael L. Sapir, Trustee, Chairman and Chief Executive Officer       None

Louis M. Mayberg, Trustee, President, Secretary                       None

Russell S. Reynolds, III, Trustee                                    $5,500

Michael C. Wachs, Trustee                                            $5,500

  As of April 3, 2000, the Trustees and Officers of the ProFunds beneficially owned in the aggregate less than 1% of the shares of each ProFund.

TRUSTEES AND OFFICERS OF THE PORTFOLIO:

  The Board of Trustees of the Portfolio ("Portfolio Trustees") is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Portfolio. In addition the Portfolio Trustees review contractual arrangements with companies that provide services to the Portfolio.

  The Portfolio Trustees and officers of the Portfolio, their birthdates and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

TRUSTEES OF THE PORTFOLIO:

  CHARLES P. BIGGAR (birth date: October 13, 1930) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex/1/; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

  S. LELAND DILL (birth date: March 28, 1930) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex/1/; Retired; former Partner, KPMG Peat Marwick; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Series Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco/2/. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

  MARTIN J. GRUBER (birth date: July 15, 1937) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex/1/; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund/2/; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

  RICHARD HALE* (birth date: July 17, 1945) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex/1/; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds/2/; Managing Director, Deutsche Banc Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. His address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

  RICHARD J. HERRING (birth date: February 18, 1946) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex/1/; Jacob Safra Professor of International Banking and Professor of Finance Department, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

  BRUCE E. LANGTON (birth date: May 10, 1931) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex/1/; Retired; formerly, Assistant Treasurer of IBM Corporation (until 1986); Trustee and Member, Investment Operations Committee, Allmerica Financial Mutual Funds (1992 - present); Member, Pension and Thrift Plans Investment Committee, Unilever U.S.


------------------
/1/ The "Deutsche Asset Management Fund Complex" consists of BT Investment
    Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, and BT Investment Portfolios.

/2/ An investment company registered under the 1940 Act.

Corporation (1989-present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988-present). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

  PHILIP SAUNDERS, JR. (birth date: October 11, 1935) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex/1/; Principal, Philip Saunders Associates (Economic and Financial Consulting); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

  HARRY VAN BENSCHOTEN (birth date: February 18, 1928) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex/1/; Retired; Corporate Vice President, Newmont Mining Corporation (prior to 1987); Director, Canada Life Insurance of New York (Since 1987). His address is 6581 Ridgewood Drive, Naples, Florida 34108.

* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.

  The Board has an Audit Committee that meets with the Trust's independent accountants to review the financial statements of the Trust, the adequacy of internal controls, and the accounting procedures and policies of the Trust. Each member of the Board, except Mr. Hale, also is a member of the Audit Committee.

Officers of the Portfolio

  DANIEL O. HIRSCH (birth date: March 27, 1954) - Secretary of the Portfolio; Director, Deutsche Banc Alex. Brown Incorporated and Investment Company Capital Corp. since July 1998; Assistant General Counsel, Office of the General Counsel, United States Securities and Exchange Commission from 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

  JOHN A. KEFFER (birth date: July 14, 1942) - President and Chief Executive Officer of the Portfolio; President, Forum Financial Group L.L.C. and its affiliates; President ICC Distributors, Inc./4/ His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

  CHARLES A. RIZZO (birth date: August 5, 1958) - Treasurer of the Portfolio; Director and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

  No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust.

  Mssrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, Inc., or an affiliate, serves as principal underwriter.



-------------------
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended.

/4/ Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

                      PORTFOLIO TRUSTEE COMPENSATION TABLE

  The following table reflects fees paid to the Portfolio Trustees for the year ended December 31, 1999.

                      AGGREGATE COMPENSATION
    NAME OF                 FROM CASH          TOTAL COMPENSATION
PERSON; POSITION      MANAGEMENT PORTFOLIO*    FROM FUND COMPLEX**
----------------      ----------------------   -------------------
Charles P. Biggar            $1,235                  $43,750
Trustee, Portfolio

S. Leland Dill               $1,075                  $43,750
Trustee, Portfolio

Martin J. Gruber             $  212                  $45,000
Trustee, Portfolio

Richard Hale                 None                    None
Trustee, Portfolio

Richard Herring              $  189                  $43,750
Trustee, Portfolio

Bruce E. Langton             $  212                  $43,750
Trustee, Portfolio

Philip Saunders, Jr.         $1,108                  $45,000
Trustee, Portfolio

Harry Van Benschoten         $  212                  $45,000
Trustee, Portfolio

* The information provided is for Cash Management Portfolio for the Portfolio's most recent fiscal year ended December 31, 1999.

* * Aggregated information is furnished for the Deutsche Asset Management Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio.

INVESTMENT ADVISERS

PROFUND ADVISORS LLC

  Under an investment advisory agreement between the Advisor and the Trust, on behalf of each ProFund other than the Money Market ProFund, dated October 28, 1997 and amended February 18, 1998 and as amended and restated October 15, 1999 and January 24, 2000 (the "Agreement"), each such ProFund, except the UltraEurope ProFund and the UltraJapan ProFund, pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.75%. Under the Agreement, each the UltraEurope ProFund and the UltraJapan ProFund pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.90%. The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such Trustees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFunds' shares. The Advisor's address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

  For the fiscal years ended December 31, 1997, 1998 and 1999, the Advisor was entitled to, and voluntarily waived, advisory fees in the following amounts for each of the ProFunds:

                                 ADVISORY FEES
                                   FYE 12/31

                                             1997               1998                    1999
                                       Earned   Waived    Earned     Waived      Earned      Waived
                                    ---------------------------------------------------------------
Bull ProFund                           $   28   $   28   $ 21,580   $16,135   $  256,852    $19,821
UltraBull ProFund                       1,609    1,609    247,991    13,585    1,126,462         --
Bear ProFund                               52       52     11,044    10,205      104,541     23,324
UltraBear ProFund                         615      615    126,301        --      458,760         --
UltraOTC ProFund                          751      751    419,023        --    3,446,266         --
UltraShort OTC ProFund                                     38,021        --      499,786         --
UltraEurope ProFund                                                               41,329     41,329

  The UltraShort OTC ProFund had not commenced operations as of December 31, 1997. The UltraEurope ProFund had not commenced operations as of December 31, 1998. The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operations as of December 31, 1999

BANKERS TRUST

  Under the terms of an investment advisory agreement (the "Advisory Agreement") between the Portfolio and Bankers Trust, Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's and/or the Money Market ProFund's investment objectives, restrictions and policies, as stated herein and in the Prospectus;
(iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

  Bankers Trust is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

  Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objectives and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries or affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with brokers, dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents or customers of Bankers Trust.

  Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or employees of Bankers Trust, the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

  For the fiscal years ended December 31, 1999, 1998 and 1997 Banker's Trust earned $10,613,250, $8,019,093, and $6,544,181 respectively, in compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $1,445,608, $1,151,727 and $940,530, respectively, to the Portfolio to cover expenses.

  Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

  On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

  As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

CODE OF ETHICS

  The Trust and the Advisor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

      ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds. The Administrator provides ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds under Federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds under the service agreement.

  For its services as Administrator, each ProFund pays BISYS an annual fee ranging from 0.15% of average daily net assets of $0 to $300 million to .05% of average daily net assets of $1 billion and over. BISYS Funds Services, Inc. ("BFSI"), an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds, for which it receives additional fees. Additionally, ProFunds and BISYS and BFSI have entered into an Omnibus Fee Agreement in which the amount of compensation due and payable to BISYS shall be the greater of (i) the aggregate fee amount due and payable for services pursuant to the Administration, Fund Accounting and Transfer Agency Agreements and (ii) the minimum relationship fee described as specific dollar amounts payable over a period of ten calendar quarters ($1,100,000). The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

  For the fiscal years ended December 31, 1997, 1998 and 1999, BISYS, as Administrator, was entitled to, and voluntarily waived, administration fees in the following amounts for each of the ProFunds:


                              ADMINISTRATION FEES
                                   FYE 12/31

                                                      1997              1998                1999
                                                Earned   Waived   Earned    Waived    Earned    Waived
                                                ------------------------------------------------------
Bull ProFund                                     $  6     $  6   $ 4,316   $  876   $ 42,221   $ 1,621
UltraBull ProFund                                 322      322    49,599    6,321    218,932    19,797
Bear ProFund                                       10       10     2,208      944     19,034       429
UltraBear ProFund                                 123      123    25,260    2,500     96,949    11,660
UltraOTC ProFund                                  150      150    83,805    7,605    691,106    87,526
Money Market ProFund                              422      422    49,213    5,728    189,248        --
UltraShort OTC ProFund                             --       --     6,616       --    100,112    10,042
UltraEurope ProFund                                --       --        --       --      6,888        --

   The UltraShort OTC ProFund had not commenced operation as of December 31, 1997. The UltraEurope ProFund had not commenced operations as of December 31, 1998. The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operations as of December 31, 1999.

  The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds and feeder fund management and administrative services to the Money Market ProFund. These services include monitoring the performance of the underlying investment company in which the Money Market ProFund invests, coordinating the Money Market ProFund's relationship with that investment company, and communicating with the Trust's Board of Trustees and shareholders regarding such entity's performance and the Money Market ProFund's two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the Money Market ProFund. For these services, the ProFunds will pay to ProFunds Advisors LLC a fee at the annual rate of .15% of its average daily net assets for all non-money market ProFunds and .35% of its average daily net assets for the Money Market ProFund.


  For the fiscal years ended December 31, 1997, 1998 and 1999, the Advisor was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds:

                            MANAGEMENT SERVICES FEES
                                   FYE 12/31

                                                     1997               1998                1999
                                               Earned   Waived    Earned    Waived    Earned     Waived
                                               --------------------------------------------------------
Bull ProFund                                   $   6    $   6   $  4,316   $ 4,316   $ 51,512   $22,746
UltraBull ProFund                                322      322     49,599        --    225,294        --
Bear ProFund                                      10       10      2,209     2,209     20,908    17,841
UltraBear ProFund                                123      123     25,260     4,986     91,752        --
UltraOTC ProFund                                 150      150     83,805    10,681    689,257        --
Money Market ProFund                             984      984    114,832    55,586    744,520        --
UltraShort OTC ProFund                            --       --      6,985       934     99,958        --
UltraEurope ProFund                               --       --         --        --      6,888     6,888

  The UltraShort OTC ProFund had not commenced operation as of December 31, 1997. The UltraEurope ProFund had not commenced operations as of December 31, 1998. The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operations as of December 31, 1999.

  Under an Administration and Services Agreement, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Portfolio reasonably deems necessary for the proper administration of the Portfolio. Bankers Trust will generally assist in all aspects of the Portfolio's operations and will: supply and maintain office facilities (which may be in Bankers Trust's own offices); statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Portfolio); internal auditing, executive and administrative services; and information and supporting data for reports to and filings with the Commission and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Portfolio's Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate the net asset value, net income and realized capital gains or losses of the Portfolio; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services. Pursuant to a sub-administration agreement (the "Sub-Administration Agreement") Federated Securities Company performs sub-administration duties for the Portfolio as from time to time may be agreed upon by Bankers Trust and Federated Securities Company. The Sub-Administration Agreement provides that Federated Securities Company will receive such compensation as from time to time may be agreed upon by Federated Securities Company and Bankers Trust. All such compensation will be paid by Bankers Trust.

  For the fiscal years ended December 31, 1999, 1998 and 1997, Bankers Trust earned compensation of $3,539,131, $2,673,031 and $2,181,394, respectively, for administrative and other services provided to the Portfolio.

  UMB Bank, N.A. acts as custodian to the non-money market ProFunds. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as independent auditors to the ProFunds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

  Dechert Price & Rhoads serves as counsel to the ProFunds. The firm's address is 1775 Eye Street, N.W., Washington, DC 20006-2401.

DISTRIBUTOR

  Concord Financial Group, Inc. will serve as the distributor and principal underwriter in all fifty states and the District of Columbia. Concord Financial Group, Inc. receives no compensation from the ProFunds for serving as distributor. Concord Financial Group, Inc.'s address is 3435 Stelzer Road, Columbus, Ohio 43219.

SHAREHOLDER SERVICES PLAN

  Each ProFund has adopted a Shareholder Services Plan (the "Plan") which provides that each ProFund may make payments of up to 1.00% (on an annual basis) of the average daily value of the net assets of such ProFund's Service Shares attributable to or held in the name of investment advisers and other authorized institutions that sell Service Shares ("Authorized Firms") for providing account administration services to their clients who are beneficial owners of such shares. The Administrator may act as an Authorized Firm. The Trust will enter into agreements ("Shareholder Services Agreements") with Authorized Firms that purchase Service Shares on behalf of their clients. The Shareholder Services Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Shares of the applicable ProFund attributable to or held in the name of the Authorized Firm for its clients. The ProFunds may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

  The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Shareholder Services Agreements, voted to adopt the Plan and Shareholder Services Agreements at a meeting called for the purpose of voting on such Plan and Shareholder Services Agreements on October 28, 1997. The Plan and Shareholder Services Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Shares of the affected ProFund. The Shareholder Services Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected ProFund on not more than 60 days' written notice to any other party to the Shareholder Services Agreements. The Shareholder Services Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the ProFunds and holders of Service Shares of the ProFunds. In the Trustees' quarterly review of the Plan and Shareholder Services Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

  The intent of the Plan and Shareholder Services Agreements is to procure quality shareholder services on behalf of ProFund shareholders; in adopting the Plan and Shareholder Services Agreements, the Trustees considered the fact that such shareholder services may have the effect of enhancing distribution of ProFund Service Shares and growth of the ProFunds. In light of this, the ProFunds intend to observe the procedural requirements of Rule 12b-1 under the 1940 Act in considering the continued appropriateness of the Plan and Shareholder Services Agreements.

  For the last fiscal year ended December 31, 1999, each ProFund paid shareholder services fees to authorized firms in the following amounts:

                           SHAREHOLDER SERVICES FEES
                                   FYE 12/31

Bull ProFund                                  $ 67,494
UltraBull ProFund                              320,281
Bear ProFund                                     6,925
UltraBear ProFund                               85,433
UltraOTC ProFund                               596,659
Money Market ProFund                           620,680
UltraShort OTC ProFund                          18,370
UltraEurope ProFund                             31,660

  The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operation as of December 31, 1999.

                               COSTS AND EXPENSES

  Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include: the management fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.

         ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

  ProFunds (the "Trust") is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of thirty-nine separately managed series. Other separate series may be added in the future. Each ProFund offers two classes of shares: the Service Shares and the Investor Shares.

  All shares of the ProFund are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

  Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds' shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

  The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which loss of account of shareholder liability is limited to circumstances in which the ProFunds itself would not be able to meet the Trust's obligations and this risk, thus, should be considered remote.

  If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

                                 CAPITALIZATION

  As of April 3, 2000, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of the ProFunds or classes except as set forth below:

MONEY MARKET PROFUND--INVESTOR SHARES      TOTAL SHARES      PERCENTAGE
-------------------------------------      ------------      ----------

Independent Trust Corp                     91,728,738.700    26.3689%
Funds 84
15255 S 94th Ave 3rd Floor
Orland Park, IL 60462

MONEY MARKET PROFUND--SERVICE SHARES       TOTAL SHARES      PERCENTAGE
------------------------------------       --------------    ----------

Fred Kavli                                 15,643,748.991    10.1009%
14501 E. Los Angeles Ave.
Moorpark, CA 93021

BULL PROFUND--INVESTOR SHARES              TOTAL SHARES      PERCENTAGE
-----------------------------              ------------      ----------

National Investor Services Corp            80,660.494        19.5783%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041-3299

Dawn & Co.                                 63,088.549        15.3150%
346 Main St.
Kensington, CT 06037

Charles Schwab and Co. Inc.                56,064.766        13.6100%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

FMCO                                       51,441.438        12.4876%
One Financial Plaza
Holland, MI 49423

Independent Trust Corp                     46,417.553        11.2661%
Funds CMSI
15255 S 94th Ave 3rd Floor
Orland Park, IL 60462

BULL PROFUND--SERVICE SHARES               TOTAL SHARES      PERCENTAGE
----------------------------               ------------      ----------

National Investor Services Corp            34,939.610        59.0523%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041

First Trust Corporation                    10,715.961        18.1113%
P.O. Box 173736
Denver, CO 80217

ULTRABULL PROFUND--INVESTOR SHARES         TOTAL SHARES      PERCENTAGE
----------------------------------         ------------      ----------

National Investor Services Corp            1,689,851.753     24.9493%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041-3299

Charles Schwab and Co. Inc.                1,062,166.389     15.6820%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

ULTRABULL PROFUND--SERVICE SHARES          TOTAL SHARES      PERCENTAGE
---------------------------------          ------------      ----------

Southwest Securities Inc.                  549,535.693       23.3179%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

National Investor Services Corp            284,312.026       10.2066%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041-3299

BEAR PROFUND--INVESTOR CLASS SHARES        TOTAL SHARES      PERCENTAGE
-----------------------------------        ------------      ----------

Charles Schwab and Co. Inc.                21,107.445        35.9618%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

BEAR PROFUND--SERVICE SHARES               TOTAL SHARES      PERCENTAGE
----------------------------               ------------      ----------

Edward D. Meyer                            5,719.233         62.4333%
2918 Sandy Hollow
Rockford, IL 61109

National Investors Services Corp.          1,154.707         12.5052%
Exclusive Benefit of Customers
56 Water St., 32nd  fl
New York, NY 10041


ULTRABEAR PROFUND--INVESTOR SHARES         TOTAL SHARES      PERCENTAGE
----------------------------------         ------------      ----------

Charles Schwab and Co. Inc.                402,876.982       25.9749%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

National Investors Services Corp.          188,008.944       12.1216%
Exclusive Benefit of Customers
56 Water St., 32nd  Floor
New York, NY 10041

ULTRABEAR PROFUND--SERVICE SHARES          TOTAL SHARES      PERCENTAGE
---------------------------------          ------------      ----------

NFSC FEBO AFS-245577                       84,609.682        17.9098%
Sabrina Vezaley
6140 SW 88th St.
Miami, FL 33156

Trust Company of America, PSI              50,143.568        10.6142%
7103 S. Revere PKY
Englewood, CO 80112

ULTRAOTC PROFUND--INVESTOR SHARES          TOTAL SHARES      PERCENTAGE
---------------------------------          ------------      ----------

Charles Schwab and Co., Inc.               3,380,431.303     26.2563%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

National Investor Services Corp.           2,706,952.205     21.0254%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041-3299


ULTRAOTC PROFUND--SERVICE SHARES           TOTAL SHARES      PERCENTAGE
--------------------------------           ------------      ----------

Donaldson Lufkin & Jenrette Sec Corp       239,768.287       13.8349%
P.O. Box 2052
Jersey City, NJ 07303

Stockton Nominee Partnership               305,118.588       17.6057%
3001 E. Camelback Rd No. 100
Phoenix, AZ 86016

ULTRASHORT OTC PROFUND--INVESTOR SHARES    TOTAL SHARES      PERCENTAGE
---------------------------------------    ------------      ----------

Charles Schwab and Co., Inc.               467,084.655       25.0015%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

National Investor Services Corp.           223,315.830       11.9533%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041


ULTRASHORT OTC PROFUND--SERVICE SHARES     TOTAL SHARES      PERCENTAGE
--------------------------------------     ------------      ----------

Scottsdale Securities Inc. FBO             33,444.815        31.8592%
Gregory S. Young
P.O. Box 31759
St. Louis, MO 63131

ULTRAEUROPE PROFUND--INVESTOR SHARES       TOTAL SHARES      PERCENTAGE
------------------------------------       ------------      ----------

First Trust Corporation                    23,158.328        19.2558%
P.O. Box 173736
Denver, CO 80217

ULTRAEUROPE PROFUND--SERVICE SHARES        TOTAL SHARES      PERCENTAGE
-----------------------------------        ------------      ----------

Trust Company of America, FSI              3,679.000         18.4712%
7103 S. Revere PKY
Englewood, CO 80112

Donaldson Lufkin & Jenrette Sec Corp       3,157.277         15.8518%
P.O. Box 2052
Jersey City, NJ 07303

ULTRASMALL-CAP PROFUND--SERVICE SHARES     TOTAL SHARES      PERCENTAGE
--------------------------------------     ------------      ----------

Donaldson Lufkin & Jenrette Sec Corp       50,468.203        24.3118%
P.O. Box 2052
Jersey City, NJ 07303

Fred Kavli                                 28,425.085        13.6958%
14501 E. Los Angeles Ave.
Moorpark, CA 93021

ULTRAMID-CAP PROFUND--SERVICE SHARES       TOTAL SHARES      PERCENTAGE
------------------------------------       ------------      ----------

FJ O'Neil Charitable Corporation           21,293.632        16.6064%
3550 Lander Rd, Room 140
Pepper Pike, OH 44124

Trust Company of America, DGS              15,993.598        12.4730%
7103 S. Revere PKY
Englewood, CO 80112

ULTRAJAPAN PROFUND--INVESTOR SHARES        TOTAL SHARES      PERCENTAGE
-----------------------------------        ------------      ----------

Key Group Investors Limited Partnership    50,568.900        45.5013%
P.O. Box 5485
Beverly Farms, MA 01915

ULTRAJAPAN PROFUND--SERVICE SHARES         TOTAL SHARES      PERCENTAGE
----------------------------------         ------------      ----------

FJ O'Neil Charitable Corporation           40,488.844        72.7393%
3550 Lander Rd, Room 140
Pepper Pike, OH 44124


  A shareholder who beneficially owns, directly or indirectly, more than 25% of a ProFund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the ProFund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund.

                                    TAXATION

  Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

  Dividends out of net ordinary income and distribution of net short-term capital gains are taxable to the recipient U.S. shareholders as ordinary income, whether received in cash or reinvested in ProFund shares. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

  The excess of net long-term capital gains over the net short-term capital losses realized and distributed by a ProFund to its U.S. shareholders as capital gains distributions is taxable to the shareholders as gain from the sale of a capital asset held for more than one year, regardless of the length of time a shareholder has held the ProFund shares. If a shareholder holds ProFund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of the ProFund shares will be long-term loss to the extent of such distribution.

  The amount of an income dividend or capital gains distribution declared by a ProFund during October, November or December of a year to shareholder of record as of a specified date in such a month that is paid during January of the following year will be deemed to be received by shareholders on December 31 of the prior year.

  Any dividend or distribution paid by a ProFund has the effect of reducing the ProFund's net asset value per share. Investors should be careful to consider the tax effect of buying shares shortly before a distribution by a ProFund. The price of shares purchased at that time will include the amount of the forthcoming distribution, but the distribution will be taxable to the shareholder.

  A dividend or capital gains distribution with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

  Shareholders will be advised annually as to the federal tax status of dividends and capital gains distribution made by the ProFunds for the preceding year. Distributions by ProFunds generally will be subject to state and local taxes.

  Each of the ProFunds intends to qualify and elect to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

  As a RIC, a ProFund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund intends to distribute substantially all of such income.

  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund in October, November or December of that year with a record date in such a month and paid by the ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

MARKET DISCOUNT

  If ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

  Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

  Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

  Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a ProFund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

  Transactions in options, futures and forward contracts undertaken by the ProFunds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by the ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

  Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

  Recently enacted rules may affect the timing and character of gain if a ProFund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the ProFund enters into certain transactions in property while holding substantially identical property, the ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the ProFund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund's holding period and the application of various loss deferral provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES

  The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund receives a so-called "excess distribution" with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

  The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

DISTRIBUTIONS

  Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the ProFund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may deduct the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the ProFund as capital gain dividends, whether paid in cash or in shares, are taxable as gain from the sale or exchange of an asset held for more than one year, regardless of how long the shareholder has held the ProFund's shares. Capital gains dividends are not eligible for the dividends received deduction.

  Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

  If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a ProFund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

  If a shareholder has chosen to receive distributions in cash, and the postal (or other delivery) service is unable to deliver checks to the shareholder's address of record, ProFunds will change the distribution option so that all distributions are automatically reinvested in additional shares. ProFunds will not pay interest on uncashed distribution checks.

DISPOSITION OF SHARES

  Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term, mid-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

  Each ProFund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the ProFund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

  Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

  Each ProFund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the ProFund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund's shares; the total return on a shareholder's investment will not be reduced as a result of the ProFund's distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

                            PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

  From time to time, each of the non-money market ProFunds may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund. Other total return quotations, aggregate or average, over other time periods for the ProFund also may be included.

  The total return of a ProFund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

  The average annual return for each ProFund for the one year and since inception periods ended December 31, 1999, were as follows:


                                                    RETURN      INVESTOR SHARES
                              INCEPTION DATE   SINCE INCEPTION    1YR. RETURN
                              -------------    ---------------  ---------------
Bull ProFund                     12/02/97           20.20%           17.18%
UltraBull ProFund                11/28/97           36.08%           29.56%
Bear ProFund                     12/31/97          -15.95%          -12.32%
UltraBear ProFund                12/23/97          -33.06%          -30.54%
UltraOTC ProFund                 12/02/97          170.63%          233.25%
Money Market ProFund             11/17/97            4.69%            4.48%
UltraShort OTC ProFund            6/02/98          -82.45%          -80.36%
UltraEurope ProFund               3/15/99           36.63%             N/A

                                                    RETURN       SERVICE SHARES
                              INCEPTION DATE   SINCE INCEPTION    1YR. RETURN
                              -------------    ---------------   --------------
Bull ProFund                     12/02/97           19.20%           15.97%
UltraBull ProFund                11/28/97           34.85%           28.42%
Bear ProFund                     12/31/97          -16.73%          -13.32%
UltraBear ProFund                12/23/97          -33.47%          -31.20%
UltraOTC ProFund                 12/02/97          168.67%          229.73%
Money Market ProFund             11/17/97            3.43%            3.44%
UltraShort OTC ProFund            6/02/98          -82.61%          -80.62%
UltraEurope ProFund               3/15/99           35.73%             N/A


  This performance data represents past performance and is not an indication of future results. The recent growth in the stock market, particularly the technology industry, has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, the ProFunds' performance may be subject to substantial short-term changes. The ProFunds' total return does not show the effects of income taxes on an individual's investments.

  The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operations as of December 31, 1999.

YIELD CALCULATIONS

  From time to time, the Money Market ProFund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market ProFund refers to the income generated by an investment in the Money Market ProFund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Money Market ProFund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

  Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Money Market ProFund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of the Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

  For the seven-day period ended December 31, 1999, the seven-day effective yield for the Investor Shares and Service Shares of the Money Market ProFund was 5.25% and 4.21%, respectively.

COMPARISONS OF INVESTMENT PERFORMANCE

  In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund's investment performance. In particular, performance information for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index or the Dow Jones Industrial Average; performance information for the UltraOTC ProFund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 Index(TM).

  In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled
(i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund (other than the Money Market ProFund) also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the "Capital Appreciation ProFunds" grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the "Small Company Growth ProFunds" grouping for the UltraOTC ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

  Further information about the performance of the ProFunds will be contained in the ProFunds' annual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

  The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

Other Information

  The ProFunds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), NASDAQ Stock Markets, Inc. ("NASDAQ") or Frank Russell Company. S&P, NASDAQ and the Frank Russell Company make no representation or warranty, express or implied, to the owners of shares of the ProFunds or any member of the public regarding the advisability of investing in securities generally or in the ProFunds particularly or the ability of the S&P 500 Index(R), NASDAQ 100 Index(TM) or the Russell 2000(R) Index, respectively, to track general stock market performance. S&P's, NASDAQ's and Frank Russell Company's only relationship to the ProFunds (the "Licensee") is the licensing of certain trademarks and trade names of S&P, NASDAQ and the Frank Russell Company, respectively, and of the S&P 500 Index(R), NASDAQ 100 Index(TM) and Russell 2000(R) Index, respectively. S&P, NASDAQ and the Frank Russell Company have no obligation to take the needs of the Licensee or owners of the shares of the ProFunds into consideration in determining, composing or calculating the S&P 500 Index(R), the NASDAQ 100 Index(TM) and the Russell 2000(R) Index , respectively. S&P, NASDAQ and the Frank Russell Company are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. S&P, NASDAQ and the Frank Russell Company have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX(R) OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX(R) OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

  The Report of Independent Accountants and Financial Statements of the ProFunds for the fiscal year ended December 31, 1999 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by PricewaterhouseCoopers LLP, independent accountants, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning
(888) 776-3637.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE

OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P'S CORPORATE RATINGS:

  AAA-Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

  AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

  S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

  Aaa-Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE'S CORPORATE BOND RATINGS:

  AAA-Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

  AA-Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS:

  AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

  AA+, AA-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

  AAA-Prime-These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

  General Obligation Bonds-In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

  Revenue Bonds-Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

  AA-High Grade-The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

  S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

  Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa-Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS:

  Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

  Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

  F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1-Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

  Duff 1+-Highest certainly of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

  Duff 1-Very high certainty of timely +.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or relating supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

  F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business economic or financial conditions may increase investment risk albeit not very significantly.

  A-Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

  BBB-Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

  BB-Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

  B-Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

  CCC-Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

  CC-Obligations which are highly speculative or which have a high risk of default.

  C-Obligations which are currently in default.

  Notes: "+" or "-".

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

  F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely business, economic or financial conditions.

  A3-Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

  B-Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

  C-Obligations for which there is an inadequate capacity to ensure timely repayment.

  D-Obligations which have a high risk of default or which are currently in default.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

  TBW-1-The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

  TBW-2-The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated `TBW-1'.

  TWB-3-The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

  TWB-4-The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

  AAA-The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

  AA-The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.


  A-The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  BBB-The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

  BB-While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

  B-Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

  CCC-Issues rate "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

  CC-"CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

  D-Default

  These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

                                    PROFUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                        7900 WISCONSIN AVENUE, SUITE 300
                            BETHESDA, MARYLAND 20814

                       (888) 776-3637 RETAIL SHAREHOLDERS
                 (888) 776-5717 (FINANCIAL PROFESSIONALS ONLY)

  This Statement of Additional Information describes the ProFund VP UltraOTC ("UltraOTC VP"), ProFund VP UltraSmall-Cap ("UltraSmall-Cap VP") (formerly, ProFund VP Small Cap) and ProFund VP Europe 30 ("Europe 30 VP") (collectively, the "ProFunds VP"); three series of the ProFunds. The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Each ProFund VP seeks investment results that correspond each day to a specified benchmark. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy.

  Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (the "Advisor").

  The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Each ProFund VP is not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the investment objectives of the ProFunds VP will be achieved.

  This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, dated May 1, 2000, as supplemented from time to time, which incorporates this Statement of Additional Information by reference. The financial statements and related report of the independent accountants included in the annual report of the ProFunds VP for the fiscal year ended December 31, 1999 are incorporated by reference into this Statement of Additional Information. Words or phrases used in the Statement of Additional Information without definition have the same meaning as ascribed to them in the Prospectus. A copy of the Prospectus or Annual Report is available, without charge, upon request to the address above or by telephoning at the telephone numbers above.

          The date of this Statement of Additional Information is May 1, 2000.

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
ProFunds........................................................      3
Investment Policies and Techniques..............................      3
Investment Restrictions.........................................     16
Determination of Net Asset Value................................     17
Portfolio Transactions and Brokerage............................     17
Management of ProFunds..........................................     19
Costs and Expenses..............................................     24
Organization and Description of Shares of Beneficial Interest...     24
Taxation........................................................     25
Performance Information.........................................     29
Financial Statements............................................     30
Appendix  -- Europe 30 Index....................................     31

                                    PROFUNDS

  ProFunds (the "Trust") is an open-end management investment company, and currently comprises thirty-nine separate series. The three series described in this Statement of Additional Information ("SAI") are offered to insurance company separate accounts and qualified pension and retirement plans and are discussed herein. All of the ProFunds VP are classified as non-diversified, although they currently intend to operate in a diversified manner.

                       INVESTMENT POLICIES AND TECHNIQUES

GENERAL

  Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus.

  The investment restrictions of the ProFunds VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees of the ProFunds VP without the approval of shareholders.

  A ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the ProFund VP believes the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is "leveraged" or proprietary. Of course, there can be no assurance that a ProFund VP will achieve its objective.

  Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments a ProFund VP makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a ProFund VP and the performance of its benchmark), certain factors will tend to cause a ProFund VP's investment results to vary from a perfect correlation to its benchmark. The ProFunds VP, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over the course of a year. See "Special Considerations."

  It is the policy of the ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

  The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFunds VP. The ProFunds VP are free to reduce or eliminate the ProFunds VP's activity in any of those areas without changing the ProFunds VP fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of its objectives.

ULTRAOTC VP

  The investment objective of UltraOTC VP is to provide daily investment results that correspond to twice (200%) the performance of the NASDAQ 100 Index(TM).

  UltraOTC VP does not intend to hold the 100 securities included in the NASDAQ 100 Index(TM). Instead, UltraOTC VP intends to engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, UltraOTC VP will invest, under normal conditions, at least 65% of its total assets in securities traded on the over-the-counter ("OTC") markets and instruments with values that are representative of such securities such as futures and option contracts in such securities or indices.

  If the UltraOTC VP achieved a perfect correlation for any single trading day, the net asset value of the shares of UltraOTC VP would increase for that day proportional to twice any increase in the level of the NASDAQ 100 Index(TM). Conversely, the net asset value of the shares of UltraOTC VP would decrease for that day proportional to twice any decrease in the level of the NASDAQ 100 Index(TM) for that day.

  For example, if the NASDAQ 100 Index(TM) were to increase by 1% on a particular day, investors in UltraOTC VP should experience a gain in net asset value of approximately 2% for that day. Conversely, if the NASDAQ 100 Index(TM) were to decrease by 1% by the close of business on a particular trading day, investors in UltraOTC VP would experience a loss in net asset value of approximately 2%.

  Companies whose securities are traded on the OTC markets generally have smaller market capitalization or are newer companies than those listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

ULTRASMALL-CAP VP

  The investment objective of UltraSmall-Cap VP is to provide daily investment results that correspond to twice (200%) the performance of the Russell 2000(R) Index.

  UltraSmall-Cap VP does not intend to hold the 2,000 securities included in the Russell 2000(R) Index. Instead, UltraSmall-Cap VP intends to engage in transactions in equities, stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, UltraSmall-Cap VP will invest, under normal conditions, at least 65% of its total assets in the securities comprising the Russell 2000(R) Index and instruments with values that are representative of such securities, such as futures and option contracts on such securities or such index.

  If the UltraSmall-Cap VP achieved a perfect correlation for any single trading day, the net asset value of the shares of UltraSmall-Cap VP would increase for that day proportional to twice any increase in the level of the Russell 2000(R) Index. Conversely, the net asset value of the shares of UltraSmall-Cap VP would decrease for that day proportional to twice any decrease in the level of the Russell 2000(R) Index for that day.

  For example, if the Russell 2000(R) Index were to increase by 1% on a particular day, investors in UltraSmall-Cap VP should experience a gain in net asset value of approximately 2% for that day. Conversely, if the Russell 2000(R) Index were to decrease by 1% by the close of business on a particular trading day, investors in UltraSmall-Cap VP would experience a loss in net asset value of approximately 2%.

  The Russell 2000(R) Index is a capitalization-weighted index of domestic equities traded on the NYSE, AMEX and NASDAQ Stock Markets, Inc. ("NASDAQ"). The index represents the bottom 2,000 companies of the 3,000 U.S. stocks with the largest market capitalizations. As of June 30, 1999, the market capitalization of these 2,000 companies represented about 8% of the total market capitalization of the 3,000 companies. Companies whose stock comprises the Russell 2000(R) Index often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of smaller companies whose stock comprises the Russell 2000(R) Index are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization companies. Conversely, because many of these securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

EUROPE 30 VP

  The investment objective of Europe 30 VP is to provide daily investment results that correspond to the performance of the ProFunds Europe 30 Index ("PEI").

  If Europe 30 VP achieved a perfect correlation for any single trading day, the net asset value of the shares of this ProFund VP would increase for that day proportional to any increase in the level of the PEI. Conversely, the net asset value of the shares of Europe 30 VP would decrease for that day proportional to any decrease in the level of the PEI for that day.

  Investing in foreign companies or financial instruments by this ProFund VP may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack uniform accounting and disclosure standards. Because this ProFund VP will invest indirectly in foreign markets, it will be subject to certain of the market, economic and political risks prevalent in these foreign markets.

  Changes in foreign exchange rates will affect the value of securities of financial instruments denominated or quoted in currencies other than the U.S. Dollar, and this ProFund VP will not engage in activities designed to hedge against foreign currency exchange rate fluctuations. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks, by currency controls or by political developments in the U.S. or abroad.

  By investing in American Depository Receipts ("ADRs") under normal market conditions, Europe 30 VP may reduce some of the risks of investing in foreign securities. ADRs are denominated in the U.S. Dollar, which reduces the risk of currency fluctuations during the settlement period for either purchase or sales. Further, the information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.

FUTURES CONTRACTS AND RELATED OPTIONS

  The ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulation requirements. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

  Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund VP's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing purchase or sale transactions with respect to options on futures contracts by buying an option of the same series as an option previously written by a ProFund VP, or selling an option of the same series as an option previously purchased by a ProFund VP. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

  When a ProFund VP purchases or sells a stock index futures contract, or sells an option thereon, the ProFund VP "covers" its position. To cover its position, a ProFund VP may enter into an offsetting position or maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

  The ProFunds VP may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations") under the Commodity Exchange Act under which each of these ProFunds VP would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a ProFund VP may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non- bona fide hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non- bona fide hedging positions do not exceed 5% of the liquidation value of the ProFund VP's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

  The ProFunds VP will cover their positions when they write a futures contract or option on a futures contract. A ProFund VP may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will maintain in a segregated account cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the futures contract. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

  A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the futures contract. A ProFund VP may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

  Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

  The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxation" herein.

  A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

  Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a

ProFund VP will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the ProFund VP's custodian bank liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

  The ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing their investment objectives. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased OTC options and the cover for written OTC options will be subject to the 15% limitation on investment in illiquid securities by the ProFunds VP. See "Illiquid Securities."

  Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

  Each ProFund VP may buy and write (sell) options on securities for the purpose of realizing its investment objectives. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will have and maintain on deposit with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

  If a ProFund VP that writes an option wishes to terminate the ProFund VP's obligation, the ProFund VP may effect a "closing purchase transaction." The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option which the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

  Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SWAP AGREEMENTS

  The ProFunds VP may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.
In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a "net basis." Consequently, a ProFund VP's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

  A ProFund VP's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a ProFund VP's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ProFund VP illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

  Each ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount.

  Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP's risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a ProFund VP's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the ProFunds VP and their Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund VP's borrowing restrictions.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTCmarket. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the ProFund VP transactions in swap agreements.

  The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

AMERICAN DEPOSITORY RECEIPTS

  For many foreign securities, U.S. Dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, Europe 30 VP can avoid currency risks during the settlement period for either purchase or sales.

  In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

  Europe 30 VP may invest in both sponsored and unsponsored ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored depository receipts may be more volatile than if such instruments were sponsored by the issuer.

U.S. GOVERNMENT SECURITIES

  Each ProFund VP also may invest in U.S. government securities in pursuit of its investment objectives, as "cover" for the investment techniques these ProFunds VP employ, or for liquidity purposes.

  Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP's portfolio investments in these securities.

  U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

REPURCHASE AGREEMENTS

  Each of the ProFunds VP may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the ProFund VP, amounts to more than 15% of its total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

  To seek its investment objective as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund VP may temporarily invest all or part of the ProFund VP's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

REVERSE REPURCHASE AGREEMENTS

  The ProFunds VP may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund VP intend to use the reverse repurchase technique only when it will be to the ProFund VP's advantage to do so. The ProFund VP will establish a segregated account with its custodian bank in which the ProFund VP will maintain cash or liquid instruments equal in value to the ProFund VP's obligations in respect of reverse repurchase agreements.

BORROWING

  The ProFunds VP may borrow money for cash management purposes or investment purposes. Each of the ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the ProFunds VP. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund VP's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will increase more when the ProFund VP's portfolio assets increase in value and decrease more when the ProFund VP's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

  As required by the 1940 Act, a ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund VP's assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including Sundays and holidays), will reduce the amount of the ProFund VP's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. In addition to the foregoing, the ProFunds VP are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund VP's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

  Each of the ProFunds VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP's total assets. Loans would be subject to termination by the lending ProFund VP on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund VP. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A lending ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

  Each ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP's net asset value. Each ProFund VP will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund VP's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

  The Trust will also establish a segregated account with the Trust's custodian bank in which the ProFunds VP will maintain liquid instruments equal to or greater in value than the ProFund VP's purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund VP's net asset value or income will be adversely affected by the ProFund VP's purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

  The ProFunds VP may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP's shareholders will indirectly bear the ProFund VP's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP's own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP's own operations.

ILLIQUID SECURITIES

  While none of the ProFunds VP anticipates doing so, each of the ProFunds VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% of the ProFund VP's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

  Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. Trustees of ProFunds VP have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP's liquidity.

PORTFOLIO TURNOVER

  The nature of the ProFunds VP will cause the ProFunds VP to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds VP. In addition, a ProFund VP's portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. Because each ProFund VP's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the ProFund VP's investors, it is difficult to estimate what the ProFund VP's actual turnover rate will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the ProFunds VP invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund VP is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year.

SPECIAL CONSIDERATIONS

  To the extent discussed above and in the prospectus, the ProFunds VP present certain risks, some of which are further described below.

  TRACKING ERROR. While the ProFunds VP do not expect that their returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are: (1) ProFund VP expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the ProFunds VP; (2) less than all of the securities in the benchmark being held by a ProFund VP and securities not included in the benchmark being held by a ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market;
(4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP share prices being rounded to the nearest cent;
(7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a ProFund VP's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements, and (9) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

  LEVERAGE. UltraOTC VP and UltraSmall-Cap VP intend to use leveraged investment techniques in pursuing their investment objectives. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFund VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund VP's shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest which would decrease the ProFund VP's total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss of approximately twice the amount they would have incurred had these ProFunds VP not been leveraged.

  NON-DIVERSIFIED STATUS. Each ProFund VP is a "non-diversified" series. Each ProFund VP is considered "non-diversified" because a relatively high percentage of the ProFund VP's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP's classification as a "non-diversified" investment company means that the proportion of the ProFund VP's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFund VP that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

                            INVESTMENT RESTRICTIONS

  The ProFunds VP have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of a ProFund VP, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of:
(i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

  A ProFund VP may not:

1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto).

2.   Make investments for the purpose of exercising control or management.

3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund VP may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund VP's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

8. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP's Prospectus and Statement of Additional Information, as they may be amended from time to time.

                        DETERMINATION OF NET ASSET VALUE

  The net asset values of the shares of the ProFunds VP are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE and the Chicago Mercantile Exchange ("CME") are open for business.

  To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. Although the ProFunds VP expect the same holiday schedules to be observed in the future, the exchanges may modify their holiday schedules at any time.

  The net asset value of shares of a ProFund VP serves as the basis for the purchase and redemption price of the shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP's assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. If market quotations are not readily available, a security will be valued at fair value by the Trustees of the Trust or by the Advisor using methods established or ratified by the Trustees of the Trust.

  The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the OTC markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

  Futures contracts maintained by ProFunds VP are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by a ProFund VP are valued at their last sale price prior to the valuation time or at fair value.
In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt or at fair value.

  In the event a trading halt closes a futures exchange for a given day and that closure occurs prior to the close of the NYSE on that day, futures positions traded on such exchange and held by a ProFund VP will be valued on the basis of the day's settlement prices on the futures exchange or fair value.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

  The policy of each ProFund VP regarding purchases and sales of securities for a ProFund VP's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund VP's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

  Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

  In seeking to implement a ProFund VP's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

  The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

  For the period from October 19, 1999 (the commencement of operations) to December 31, 1999, each ProFund VP paid brokerage commissions in the following amount:

                              BROKERAGE COMMISSIONS
                                   FYE 12/31/99

UltraOTC VP                           $13,904
UltraSmall-Cap VP                      37,300
Europe 30 VP                            2,856

                            MANAGEMENT OF PROFUNDS

  The Board of Trustees is responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees of the Trust, the officers of the Trust, and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust; Trustee expenses for interested Trustees will be paid by the Advisor.

TRUSTEES AND OFFICERS OF PROFUNDS

  MICHAEL L. SAPIR* (birthdate: May 19, 1958). Currently: Trustee, Chairman and Chief Executive Officer of ProFunds; Chairman and Chief Executive Officer, the Advisor. Formerly: Principal, Law Offices of Michael L. Sapir; Senior Vice President, General Counsel, Padco Advisors, Inc.; Partner, Jorden Burt Berenson & Klingensmith. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

  LOUIS M. MAYBERG* (birthdate: August 9, 1962). Currently: Trustee and Secretary of ProFunds; President, the Advisor. Formerly: President, Potomac Securities, Inc.; Managing Director, National Capital Companies, LLC. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

  MICHAEL C. WACHS (birthdate: October 21, 1961). Currently: Trustee of ProFunds; Vice President, Delancy Investment Group, Inc. Formerly: Vice President/Senior Underwriter, First Union National Bank; Vice President, Vice President/Senior Credit Officer and Vice President/Team Leader, First Union Capital Markets Corp. His address is 1528 Powder Mill Lane, Wynnewood, Pennsylvania 19096.

  RUSSELL S. REYNOLDS, III (birthdate: July 21, 1957). Currently: Trustee of ProFunds; Managing Director, Chief Financial Officer and Secretary, Directorship, Inc. Formerly: President, Quadcom Services, Inc. His address is 7 Stag Lane, Greenwich, Connecticut 06831.

  GARY R. TENKMAN: (birthdate: September 16, 1970): Currently: Treasurer of ProFunds; Vice President - Financial Services, BISYS Fund Services. Formerly:
Audit Manager - Investment Management Services Group, Ernst & Young LLP. His address is 3435 Stelzer Road, Columbus, Ohio 43219.

  *This Trustee is deemed to be an "interested person" within the meaning of
Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

  No director, officer or employee of BISYS or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

                      PROFUNDS TRUSTEE COMPENSATION TABLE

  The following table reflect fees paid by the Trust, with respect to all series of the Trust, to the Trustees for the year ended December 31, 1999.

NAME OF
PERSON: POSITION                                         COMPENSATION
----------------                                         ------------

Michael L. Sapir, Chairman and Chief Executive Officer   None

Louis M. Mayberg, Trustee, President, Secretary          None

Russell S. Reynolds, III, Trustee                        $5,500

Michael C. Wachs, Trustee                                $5,500

  As of April 3, 2000, the Trustees and Officers of the ProFunds beneficially owned in the aggregate less than 1% of the shares of each ProFund VP.

PROFUND ADVISORS LLC

  Under an investment advisory agreement between the Trust, on behalf of the ProFunds VP, and the Advisor, dated October 18, 1999, each of the ProFunds VP pays the Advisor a fee at an annualized rate, based on its average daily net assets, of 0.75%. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of Trustees and the officers of ProFunds VP. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the ProFunds VP, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFund VP shares. The Advisor's address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

  For the period from October 19, 1999 (commencement of operations) to December 31, 1999, the Advisor was entitled to, and voluntarily waived, advisory fees in the following amounts for each of the ProFunds VP:

                                 ADVISORY FEES
                                 FYE 12/31/99

                              Earned              Waived
                              --------------------------
UltraOTC VP                  $55,095              $6,554
UltraSmall-Cap VP              7,551               6,071
Europe 30 VP                   2,323               1,195

CODE OF ETHICS

  The Trust and the Advisor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the ProFunds VP under Federal and state securities laws. The Administrator also maintains the shareholder account records for the ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

  BISYS and its affiliate, BISYS Fund Services, Inc. ("BFSI"), have entered into an Omnibus Fee Agreement with ProFunds pursuant to which BISYS is entitled to receive fee payments for the provision of administration services and BISYS is entitled to receive on behalf of BFSI fee payments for the provision of fund accounting and transfer agency services. Pursuant to such agreement, BISYS is entitled to receive the greater of (i) the aggregate fee amount set forth in a contractual fee schedule or (ii) the fee amount set forth in a minimum relationship fee schedule. The contractual fee schedule calls for the payment of
(i) an annual fee of five one-hundredths of one percent (.05%) of the average daily net assets of the ProFunds VP for administration services, (ii) an annual fee of $37,000 for transfer agency services and (iii) an annual fee for fund accounting services based on the following schedule: three one-hundredths of one percent (.03%) of each ProFund VP's average daily net assets up to $300 million; two one-hundredths of one percent (.02%) of each ProFund VP's average daily net assets in excess of $300 million up to $500 million; one one-hundredths of one percent (.01%) of each ProFund VP's average daily net assets in excess of $500 million. The minimum relationship fee schedule sets forth specific dollar amounts for ten calendar quarters. The aggregate amount payable under such schedule is $1,100,000. The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

  For the period from October 19, 1999 (commencement of operations) to December 31, 1999, BISYS, as Administrator, was entitled to, and voluntarily waived, administration fees in the following amounts for each of the ProFunds VP:

                              ADMINISTRATION FEES
                                 FYE 12/31/99


                               Earned             Waived
                               ------             ------
UltraOTC VP                   $3,633              $3,633
UltraSmall-Cap VP                503                 503
Europe 30 VP                     155                 155

  The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP will pay to the Advisor a fee at the annual rate of .15% of its average daily net assets for all ProFunds VP.

  For the period from October 19, 1999 (commencement of operations) to December 31, 1999, ProFunds Advisors LLC was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds VP:

                           MANAGEMENT SERVICES FEES
                                 FYE 12/31/99

                                Earned              Waived
                                --------------------------
UltraOTC VP                    $10,900             $10,900
UltraSmall-Cap VP                1,510               1,510
Europe 30 VP                       465                 465

  UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

ADMINISTRATIVE SERVICES

  The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with American Skandia Life Assurance Corporation ("American Skandia") pursuant to which American Skandia will provide administrative services with respect to these ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of American Skandia's separate account with these ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which these ProFunds VP are subject; and generally assisting with compliance with applicable regulatory requirements. For these services, the Trust pays American Skandia a quarterly fee equal on an annual basis to 0.25% of the average daily net assets of each ProFund VP that were invested in such ProFund VP through American Skandia's separate account.

  From time to time the ProFunds VP and/or the Advisor may enter into arrangements under which certain administrative services may be performed by other insurance companies that purchase shares of the ProFunds VP. These administrative services may include, among other things, the services set forth above, as well as responding to ministerial inquiries concerning the ProFunds VP investment objectives, investment programs, policies and performance, transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP, and providing any related services as the ProFunds VP or their investors may reasonably request. Depending on the arrangements, the ProFunds VP and/or the Advisor may compensate such insurance companies or their agents directly or indirectly for the administrative services. To the extent the ProFunds VP compensate the insurance company for these services, the ProFunds VP will pay the insurance company an annual fee that will vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

  For the period from October 19, 1999 (commencement of operations) to December 31, 1999, American Skandia received the following administrative services fees for each of the ProFunds VP:

                         ADMINISTRATIVE SERVICES FEES
                                 FYE 12/31/99

UltraOTC VP                        $18,166
UltraSmall-Cap VP                    2,517
Europe 30 VP                           774

INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as independent auditors to the ProFunds VP. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

  Dechert Price & Rhoads serves as counsel to the ProFunds VP. The firm's address is 1775 Eye Street, N.W., Washington, DC 20006-2401.

DISTRIBUTION PLAN

  Pursuant to a Distribution Plan, the ProFunds VP may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the Funds' shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

  The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually up to 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution and shareholder servicing with respect to the shares of the ProFund VP for such entities' fees or expenses incurred or paid in that regard.

  The Distribution Plan is of a type known as a "compensation" plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan's renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as funding vehicles for variable insurance contracts.

  The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Trustees who are not "interested persons" of the Trust and who have no financial interest in the operation of the Distribution Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually) that may be spent for distribution of shares of any ProFund VP without the approval of shareholders of that ProFund VP.

  For the period from October 19, 1999 (commencement of operations) to December 31, 1999, each ProFund VP paid the following amount pursuant to the Distribution Plan for shareholder servicing with respect to the shares of the ProFund VP:

                            DISTRIBUTION PLAN FEES
                                 FYE 12/31/99

UltraOTC VP                         $18,166

UltraSmall-Cap VP                     2,517

Europe 30 VP                            774

                              COSTS AND EXPENSES

  Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include: the management fee; administrative and transfer agent fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.

         ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

  ProFunds is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of thirty-nine separately managed series, three of which are described herein.

  All shares of the ProFunds VP are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting only a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

  Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent of such Trustees. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

  The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust's obligations. This risk should be considered remote.

  If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

                                 CAPITALIZATION

  As of April 3, 2000, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of the ProFunds VP except as set forth below:

ULTRAOTC VP                               TOTAL SHARES    PERCENTAGE
-----------                               ------------    ----------

America Skandia Life Assurance Corp.      2,319,515.529   95.5715%
One Corporate Drive
Shelton, CT 06484

ULTRASMALL-CAP VP                         TOTAL SHARES    PERCENTAGE
-----------------                         ------------    ----------

America Skandia Life Assurance Corp.      2,546,850.952   89.6626%
One Corporate Drive
Shelton, CT 06484

ULTRAJAPAN VP                             TOTAL SHARES    PERCENTAGE
-------------                             ------------    ----------

America Skandia Life Assurance Corp.      2,524,319.686   99.6944%
One Corporate Drive
Shelton, CT 06484

     A shareholder who beneficially owns, directly or indirectly, more than 25% of a ProFund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the ProFund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund.

                                    TAXATION

  Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

  Each of the ProFunds VP intends to qualify and elect to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund VP's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund VP's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

  As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. To avoid the tax, each ProFund VP must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds VP intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund VP in October, November or December of that year with a record date in such a month and paid by the ProFund VP during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

MARKET DISCOUNT

  If a ProFund VP purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund VP in each taxable year in which the ProFund VP owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund VP will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund VP at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund VP, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

  Certain debt securities acquired by the ProFunds VP may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund VP, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

  Some debt securities may be purchased by the ProFunds VP at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

  Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a ProFund VP may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a ProFund VP at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

  Transactions in options, futures and forward contracts undertaken by the ProFunds VP may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund VP, and losses realized by the ProFund VP on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund VP may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

  Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds VP are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund VP, which is taxed as ordinary income when distributed to shareholders. Because application of the straddles rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

  Recently enacted rules may affect the timing and character of gain if a ProFund VP engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the ProFund VP enters into certain transactions in property while holding substantially identical property, the ProFund VP would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the ProFund VP's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund VP's holding period and the application of various loss deferral provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES

  The ProFunds VP may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund VP receives a so-called "excess distribution" with respect to PFIC stock, the ProFund VP itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund VP to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund VP held the PFIC shares. Each ProFund VP will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund VP taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

  The ProFunds VP may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund VP generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund VP's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund VP shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

BACKUP WITHHOLDING

  Each ProFund VP generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the ProFund VP with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund VP that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

  Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

  Each ProFund VP distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund VP may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the ProFund VP's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund VP is required to distribute as dividends to shareholders in order for the ProFund VP to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund VP's shares; the total return on a shareholder's investment will not be reduced as a result of the ProFund VP's distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

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

                            PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

  From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

  The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

  The aggregate return for each ProFund VP for the period October 19, 1999 (commencement of operations) to December 31, 1999, were as follows:

UltraOTC VP                            136.43%

UltraSmall-Cap VP                       19.97%

Europe 30 VP                            22.73%

  This performance data represents past performance and is not an indication of future results. The recent growth in the stock market, particularly the technology industry, has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, the ProFunds VP's performance may be subject to substantial short-term changes. The ProFunds VP's total returns do not show the effects of income taxes on an individual's investments.

COMPARISONS OF INVESTMENT PERFORMANCE

  In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutche Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP's investment performance. In particular, performance information for UltraOTC VP may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 Index(TM); and performance information for UltraSmall-Cap VP may be compared to various unmanaged indexes, including, but not limited to, its current benchmark, the Russell 2000(R) Index.

  In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled
(i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds VP in performance reports, will be drawn from the "Small Company Growth Funds" grouping for UltraOTC VP and UltraSmall-Cap VP. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP. Further information about the performance of the ProFunds VP is contained in the ProFunds VP annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

     Other Information
     -----------------

  The ProFunds VP are not sponsored, endorsed, sold or promoted by the NASDAQ Stock Markets, Inc. ("NASDAQ") or the Frank Russell Company. NASDAQ or the Frank Russell Company make no representation or warranty, express or implied, to the owners of shares of the ProFunds VP or any member of the public regarding the advisability of investing in securities generally or in the ProFunds VP particularly or the ability of the NASDAQ 100 Index(TM) or the Russell(R)2000 Index to track general stock market performance. NASDAQ's and the Frank Russell Company's only relationship to the ProFunds VP (the "Licensee") is the licensing of certain trademarks and trade names of NASDAQ and the Frank Russell Company, respectively, and of the NASDAQ 100 Index(TM) and the Russell(R)2000 Index, respectively. NASDAQ and the Frank Russell Company have no obligation to take the needs of the Licensee or the owners of shares of the ProFunds VP into consideration in determining, composing or calculating the NASDAQ 100 Index(TM) and the Russell(R)2000 Index, respectively. NASDAQ and the Frank Russell Company are not responsible for and have not participated in the determination or calculation of the equation by which the shares of the ProFunds VP are to be converted into cash. NASDAQ and the Frank Russell Company have no obligation or liability in connection with the administration, marketing or trading of the ProFunds VP.

                             FINANCIAL STATEMENTS

  The Report of Independent Accountants and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 1999 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by PricewaterhouseCoopers LLP, independent accountants, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (888) 776-3637, or, for financial professionals only, (888) 776-5717 or, for financial professionals only, (888) 776-5717.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                  APPENDIX A

                                EUROPE 30 INDEX

Company Name
------------

BP Amoco PLC
Royal Dutch Petro
Deutsche Telekom AG
Vodafone Airtouch PLC
HSBC Holdings PLC
Nokia Corp
British Telecom PLC
Glaxo Holdings PLC
Shell Transport & Trading
France Telecom SA
Smithkline Beecham
Astrazeneca
Ericsson (LM) Tel
Aegon
ING Groep
Telecon Italia SPA
Telefonica
ENI SPA
Barclays PLC
AXA Adrock
Unilever N V
Total Fina SA
Banco Santander
Diageo PLC
ABN Amro Holding NV
Philips Electronics
Veba AG
LVMH
Banco Bilboa Vizcaya
Alkatel

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